                                                                Exhibit 24


                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 2000, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.



                                               /s/ Paul A. Allaire
                                               --------------------------------
                                               Paul A. Allaire

Dated: September 25, 2000

                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, each of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 2000, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute, may lawfully do or cause to be done by virtue herself.



                                               /s/ Rozanne L. Ridgway
                                               --------------------------------
                                               Rozanne L. Ridgway

Dated:  September 25, 2000

                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 2000, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.



                                               /s/ Duane L. Burnham
                                               --------------------------------
                                               Duane L. Burnham

Dated:  September 25, 2000

                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 2000, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.



                                               /s/ Frans H.J.J. Andriessen
                                               --------------------------------
                                               Frans H.J.J. Andriessen

Dated:  September 25, 2000

                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 2000, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.



                                               /s/ Charles W. Coker
                                               --------------------------------
                                               Charles W. Coker

Dated:  September 25, 2000

                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 2000, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.



                                               /s/ James S. Crown
                                               --------------------------------
                                               James S. Crown

Dated:  September 25, 2000

                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 2000, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.



                                               /s/ Willie D. Davis
                                               --------------------------------
                                               Willie D. Davis

Dated:  September 25, 2000

                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 2000, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.



                                               /s/ Vernon E. Jordan, Jr.
                                               --------------------------------
                                               Vernon E. Jordan, Jr.

Dated:  September 25, 2000

                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 2000, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.



                                               /s/ James L. Ketelsen
                                               --------------------------------
                                               James L. Ketelsen

Dated:  September 25, 2000

                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 2000, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.



                                               /s/ Hans B. van Liemt
                                               --------------------------------
                                               Hans B. van Liemt

Dated:  September 25, 2000

                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, each of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 2000, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute, may lawfully do or cause to be done by virtue herself.



                                          /s/ Joan D. Manley
                                          -----------------------------
                                          Joan D. Manley

Dated:  September 25, 2000

                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 2000, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.



                                               /s/ Richard L. Thomas
                                               --------------------------------
                                               Richard L. Thomas

Dated:  September 25, 2000

                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 2000, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.



                                               /s/ John D. Zeglis
                                               --------------------------------
                                               John D. Zeglis

Dated:  September 25, 2000

                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 2000, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.



                                               /s/ Frank L. Meysman
                                               --------------------------------
                                               Frank L. Meysman

Dated: September 25, 2000